UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2015

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the retirement of Edward J. Graham; the election of Michael J. Renna to the position of the Company’s Chief Executive Officer; and the election of Walter M. Higgins III as Chairman of the Board; the board of directors amended the Company’s bylaws to decrease the size of the board of directors from 11 to 10 members and to recognize the separation of the positions of Chairman of the Board and Chief Executive Officer at its meeting on April 30, 2015. A copy of the amended bylaws is attached hereto as Exhibit 3.2.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 30, 2015, the Company held its 2015 annual meeting of shareholders. At the meeting, the shareholders voted on (1) the election of ten directors nominated by the Board for one-year terms, (2) an advisory resolution to approve executive compensation, (3) the adoption of the 2015 Omnibus Equity Compensation Plan, and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.

The shareholders elected all ten director nominees; approved, on an advisory basis, executive compensation; adopted the 2015 Omnibus Equity Compensation Plan; and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Sarah M. Barpoulis	24,182,355	153,466	54,860	5,953,224
Thomas A. Bracken	23,671,458	662,145	57,078	5,953,224
Keith S. Campbell	22,942,697	1,394,500	53,484	5,953,224
Victor A. Fortkiewicz	24,199,566	136,542	54,573	5,953,224
Sheila Hartnett-Devlin	23,016,208	1,320,604	53,869	5,953,224
Walter M. Higgins III	24,171,139	162,968	56,574	5,953,224
Sunita Holzer	23,549,133	778,373	63,175	5,953,224
Joseph H. Petrowski	24,200,969	135,418	54,294	5,953,224
Michael J. Renna	23,689,222	645,087	56,372	5,953,224
Frank L. Sims	23,579,535	753,216	57,930	5,953,224

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Vote to Approve Executive Compensation	22,113,689	2,068,995	207,997	5,953,224

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Adopt the 2015 Omnibus Equity Compensation Plan	21,647,439	2,515,450	227,792	5,953,224

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2015	29,461,867	805,791	76,277	—

Exhibit Index

Exhibit No.	Description
3.2	Bylaws of South Jersey Industries, Inc. as amended and restated through April 30, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Dated: May 4, 2015	By:	/s/ Gina Merritt-Epps, Esq.
Name: Gina Merritt-Epps, Esq. Title: General Counsel & Corporate Secretary